                                                                     EXHIBIT 4.1
                                   SPECIMEN
NO.                                                                       SHARES
             Incorporated Under the Laws of the State of Oklahoma

                            RIVERSIDE PARKWAY INC.

                             Common Voting Stock
                2,000,000 Authorized Shares - $1.00 Par Value


            This Certifies that __________________________ is the
            registered holder of _________________________ Shares

   transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.



     IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate [seal] to be hereunto affixed this ____________ day of ____________ A.D. 19


[SEAL]
           ------------------------        ---------------------------
                Secretary                           President

                          SHARES  $ 1.00  PAR  EACH
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                                 CERTIFICATE

                                     FOR

                                    SHARES

                                    of the

                                    COMMON
                                    STOCK





                            RIVERSIDE PARKWAY INC.



                             -------------------


                                  ISSUED TO



                                     DATE



        The shares of Common Voting Stock evidenced by this Certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), or the Oklahoma Securities Act (the "State Act"). No resales, pledges, hypothecations, or other transfers of the Common Voting Stock evidenced by this Certificate shall be made at any time whatsoever, except upon the issuance of a favorable opinion of counsel to the Company to the effect that the resale, pledge, hypothecation, or other transfer of such Common Voting Stock will not be in violation of the Act and/or the State Act and/or any rule or regulations promulgated thereunder.

        All rights by virtue hereof are expressly subject to the provisions of the Certificate of incorporation of the corporation and to all Bylaws and other provisions and proceedings authorized thereby or by any present or future law of the State of Oklahoma.


        For Value Received, _______ hereby sell, assign and transfer unto

________________________________________________________________________________

_____________________________________________________________________ Shares

of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________________________

Attorney to transfer the said Stock on the books of the within named

Corporation with full power of substitution in the premises.

        Dated ____________________________ 19 _______

              In presence of                    ________________________________

__________________________________________


NOTE. THE SIGNATURE OF THIS ASSISGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.